October 31, 2002

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       Oppenheimer                                Annual Report
       Disciplined                                   ------
       Allocation Fund                             Management
                                                  Commentaries
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Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


"In an environment characterized by lower interest rates and a weak economy, the Fund's bond portfolio benefited from its holdings of U.S. Treasury securities and mortgage-backed securities. Within the stock portfolio, successful sector allocation and security selection strategies emphasized fundamentally sound companies in the health care and consumer discretionary sectors."


                                                  [LOGO] OppenheimerFunds[R]
                                                         The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing markets conditions.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the top 35% (96/287) of flexible portfolio funds for the one-year period ended October 31, 2002. 1

    CONTENTS

1   Letter to Shareholders

3   An Interview
    with Your Fund's
    Managers

7   Fund Performance

12  Financial
    Statements

38  Independent
    Auditors' Report

39  Federal Income Tax
    Information

42  Directors and Officers





Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -5.86%       -11.28%
---------------------------------
Class B   -6.61        -11.22
---------------------------------
Class C   -6.64         -7.56
---------------------------------
Class N   -6.17         -7.09


Top Ten Common Stock Holdings 2
SLM Corp.                           2.2%
AT&T Corp.                          2.1
Bank of America Corp.               1.6
Bed Bath & Beyond, Inc.             1.6
Sappi Ltd., Sponsored ADR           1.6
Johnson & Johnson                   1.5
Harley-Davidson, Inc.               1.5
Freddie Mac                         1.4
Kohl's Corp.                        1.4
Republic Services, Inc.             1.3

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Flexible Portfolio Fund category, 104/145 for the five-year and 26/37 for the ten-year period ended 10/31/02.

Past performance is no guarantee of future results.

2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS



Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.



[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Disciplined Allocation Fund



                   1 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

LETTER TO SHAREHOLDERS


   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/John V. Murphy
-----------------
John V. Murphy
November 21, 2002



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                   2 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
How did Oppenheimer Disciplined Allocation Fund perform over the 12-month period that ended October 31, 2002?
A. We were not satisfied with the Fund's negative returns for the period; however, we are pleased that the Fund's -5.86% Class A share total return without sales charge exceeded the -10.76% return produced by the average of the 287 funds in Lipper Flexible Portfolio Fund category. We attribute the Fund's relatively strong performance to its investment approach, which allocates assets among stocks and bonds, as well as across equity investment styles. Our stock selection strategy was also a particularly strong contributor to performance relative to the Fund's peer group.

How were the Fund's assets allocated among stocks, bonds and cash?
When the reporting period began in November 2001, the Fund was composed of 58% stocks, 38% bonds and 4% cash. We believed that this fully invested posture would position the Fund to benefit from low stock prices and declining interest rates in the wake of September 11th. Indeed, both stocks and bonds rallied through the end of 2001 as investors looked forward to the end of the recession.
   However, the economic recovery proved to be far less robust than most investors had expected, and the stock market fell sharply during the second and third quarters of 2002. In contrast, interest rate-sensitive bonds, such as U.S. government securities, continued to rally in this low inflation, slow growth environment. As a result of the combination of stock market depreciation and our efforts to preserve capital, the Fund's allocations as of the end of the reporting period were 47% stocks, 47% bonds and 6% cash. The increase in cash represents assets that we have reserved to take advantage of new investment opportunities, if and when they arise.


[SIDEBAR]
Portfolio Management
Team
Bruce Bartlett
Chris Leavy
Angelo Manioudakis



                   3 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How was the Fund's stock portfolio managed in this challenging environment?
Our equity investment strategy includes two primary components. We first attempt to emphasize those industry groups with the best prospects. Second, we conduct company-by-company research to identify what we believe to be the most attractive stocks within each sector. Our analyses incorporate both growth- and value-oriented criteria in order to include stocks that we believe are favored by both investment styles.
   Our sector allocation strategy emphasized health care and consumer discretionary stocks, decisions that contributed positively to performance. Although health care stocks lost value during the period, they fell less than the overall market, in part because many health care companies tend to produce consistent earnings regardless of economic conditions. Consumer discretionary stocks benefited greatly from robust consumer spending, which was encouraged by low interest rates. On the other hand, we allocated relatively few assets to the technology sector, which continued to suffer from anemic demand among corporate customers.

What stocks contributed most to the Fund's performance?
Our stock selection strategy also worked relatively well during the 12-month period, especially in the health care, consumer discretionary and financial services sectors. In the health care sector, the Fund received especially strong returns from drug manufacturer Pharmacia Corp., which announced during the period that it was being acquired by pharmaceutical giant Pfizer, Inc. Managed care company Tenet Healthcare Corp. benefited from a positive pricing environment, while Johnson & Johnson enjoyed strong sales momentum from its diversified product mix.
   Among consumer discretionary companies, a new management team at toy giant Mattel, Inc. captured a larger share of the market, and apparel retail chain Kohl's Corp. reported higher profit margins. In the financial services area, student loans

[SIDEBAR]
The Fund's disciplined, balanced investment approach once again proved its worth by helping shareholders avoid the brunt of the stock market's recent declines.



                   4 | OPPENHEIMER DISCIPLINED ALLOCATION FUND provider SLM Corp. ("Sallie Mae") benefited from higher revenues and profits.
   On the other hand, the Fund's holdings of consumer staples stocks generally detracted from performance, hurt by renewed litigation concerns at tobacco giant Phillip Morris Cos., Inc. and earnings shortfalls at retail drug chain Walgreen Co.

How was the Fund's fixed-income portfolio managed during the period?
A new fixed-income management team took charge of the Fund's bond portfolio during the reporting period, making changes that contributed positively to performance. Using an institutional-caliber investment strategy that carefully analyzes various types of risk, the fixed-income team reduced the Fund's holdings of U.S. Treasury securities and redeployed those assets to higher yielding areas of the bond market, including mortgage-backed securities, asset-backed securities and investment-grade corporate bonds. Mortgage-backed securities performed especially well, gaining value during the first half of 2002 when mortgage refinancing activity eased. However, corporate bonds generally lagged amid revelations of corporate scandals affecting a number of well-known corporations.

What is your outlook for the foreseeable future?
We are cautiously optimistic. In the Fund's well-diversified stock portfolio, we have focused on companies with growing earnings and strong business fundamentals. For example, we found some attractively valued opportunities among fundamentally sound technology companies that were hard-hit during the downturn, including a wireless communications provider committed to the CDMA (Code Division Multiple Access) standard. On the other hand, we recently reduced our holdings of consumer-oriented stocks, taking profits on holdings that reached prices we considered fully valued.

[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 3

Class A
1-Year  5-Year 10-Year
------------------------
-11.94% -2.33%   5.42%

Class B        Since
1-Year  5-Year Inception
------------------------
-11.94% -2.20%   2.90%

Class C        Since
1-Year  5-Year Inception
------------------------
 -8.25% -1.93%   2.05%

Class N        Since
1-Year  5-Year Inception
------------------------
 -7.78% N/A    -10.63%



3. See Notes on page 10 for further details.



                   5 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


   In the bond portfolio, we recently reduced the Fund's sensitivity to changing interest rates. In addition, we have increased the Fund's exposure to high-quality corporate bonds, which we believe are attractively valued now that many issuers are aggressively repairing their balance sheets.
   In our view, spreading risk across asset classes and investment styles is key to what makes Oppenheimer Disciplined Allocation Fund an important part of The Right Way to Invest.

[SIDEBAR]
Portfolio Allocation 4

[PIECHART]
o Stock           46.9%
o Bonds           46.8
o Cash
  Equivalents      6.3


Top Five Common Stock Industries 5
------------------------------------------
Diversified Financials                5.6%
------------------------------------------
Insurance                             4.8
------------------------------------------
Health Care Providers & Services      4.7
------------------------------------------
Pharmaceuticals                       3.0
------------------------------------------
Multiline Retail                      2.5


4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of investments.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.



                   6 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE


How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

Management's Discussion of Performance. During the Fund's fiscal year that ended October 31, 2002, Oppenheimer Disciplined Allocation Fund's performance was driven by its asset allocation and security selection strategies. The Fund's allocation of assets to fixed-income securities benefited when interest rate-sensitive bonds rallied in the low interest rate-environment, more than offsetting weakness among corporate fixed-income securities. In the stock portfolio, the Fund benefited from its holdings of health care, consumer discretionary and financial services stocks, which generally performed better than their respective components of the S&P 500 Index. However, the Fund's technology and consumer staples holdings generally detracted from returns. Toward the end of the reporting period, the Fund's cash position also helped preserve capital in a challenging market environment. The Fund's portfolio holdings and allocations are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to Merrill Lynch Corporate/Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.



                   7 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                 Oppenheimer Disciplined     S&P 500   Merrill Lynch Corporate/
                 Allocation Fund (Class A)    Index    Government Master Index
12/31/1992               9,425               10,000           10,000
03/31/1993               9,991               10,436           10,464
06/30/1993              10,316               10,486           10,770
09/30/1993              10,824               10,757           11,139
12/31/1993              10,923               11,006           11,106
03/31/1994              10,645               10,589           10,780
06/30/1994              10,462               10,633           10,650
09/30/1994              10,756               11,152           10,697
12/31/1994              10,692               11,150           10,743
03/31/1995              11,345               12,235           11,267
06/30/1995              12,087               13,401           11,996
09/30/1995              12,643               14,465           12,217
12/31/1995              13,254               15,335           12,782
03/31/1996              13,476               16,158           12,500
06/30/1996              13,567               16,883           12,553
09/30/1996              13,829               17,405           12,770
10/31/1996 6            14,085               17,884           13,063
01/31/1997              14,855               20,031           13,179
04/30/1997              14,897               20,515           13,252
07/31/1997              16,886               24,546           13,940
10/31/1997              16,736               23,625           14,235
01/31/1998              17,058               25,420           14,659
04/30/1998              18,214               28,940           14,743
07/31/1998              17,727               29,285           15,076
10/31/1998              17,727               28,826           15,703
01/31/1999              19,149               33,684           15,940
04/30/1999              19,214               35,257           15,688
07/31/1999              18,889               35,201           15,426
10/31/1999              18,192               36,223           15,586
01/31/2000              17,849               37,167           15,496
04/30/2000              18,855               38,825           15,843
07/31/2000              18,985               38,357           16,302
10/31/2000              19,696               38,424           16,711
01/31/2001              19,920               36,832           17,609
04/30/2001              18,763               33,791           17,743
07/31/2001              18,774               32,864           18,383
10/31/2001              17,704               28,861           19,279
01/31/2002              18,073               30,889           18,926
04/30/2002              17,931               29,528           19,066
07/31/2002              16,500               25,103           19,683
10/31/2002              16,666               24,504           20,353

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02* 1-Year -11.28% 5-Year -1.26% 10-Year 5.68%



Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
               Oppenheimer Disciplined     S&P 500   Merrill Lynch Corporate/
              Allocation Fund (Class B)     Index    Government Master Index
10/02/1995            10,000               10,000           10,000
12/31/1995            10,493               10,602           10,463
03/31/1996            10,647               11,170           10,232
06/30/1996            10,697               11,671           10,275
09/30/1996            10,880               12,032           10,453
10/31/1996 6          11,072               12,364           10,693
01/31/1997            11,651               13,848           10,788
04/30/1997            11,664               14,183           10,848
07/31/1997            13,198               16,969           11,411
10/31/1997            13,060               16,332           11,652
01/31/1998            13,283               17,573           11,999
04/30/1998            14,159               20,007           12,068
07/31/1998            13,749               20,245           12,341
10/31/1998            13,726               19,928           12,854
01/31/1999            14,805               23,286           13,048
04/30/1999            14,821               24,374           12,841
07/31/1999            14,546               24,335           12,627
10/31/1999            13,978               25,041           12,758
01/31/2000            13,687               25,694           12,685
04/30/2000            14,437               26,841           12,968
07/31/2000            14,507               26,517           13,344
10/31/2000            15,023               26,563           13,678
01/31/2001            15,171               25,463           14,414
04/30/2001            14,259               23,360           14,524
07/31/2001            14,239               22,719           15,047
10/31/2001            13,407               19,952           15,781
01/31/2002            13,686               21,354           15,492
04/30/2002            13,579               20,413           15,606
07/31/2002            12,495               17,354           16,111
10/31/2002            12,621               16,940           16,660

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02* 1-Year -11.22% 5-Year -1.13% Since Inception 3.34%



6. The Fund changed its fiscal year-end from 12/31 to 10/31.

* See Notes on page 10 for further details.



                   8 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
             Oppenheimer Disciplined    S&P 500    Merrill Lynch Corporate/
            Allocation Fund (Class C)    Index     Government Master Index
05/01/1996         10,000               10,000           10,000
06/30/1996         10,062               10,297           10,113
09/30/1996         10,225               10,615           10,288
10/31/1996 6       10,408               10,908           10,524
01/31/1997         10,955               12,217           10,618
04/30/1997         10,965               12,512           10,677
07/31/1997         12,406               14,971           11,231
10/31/1997         12,274               14,409           11,469
01/31/1998         12,489               15,503           11,810
04/30/1998         13,304               17,650           11,878
07/31/1998         12,921               17,861           12,146
10/31/1998         12,901               17,581           12,651
01/31/1999         13,912               20,544           12,842
04/30/1999         13,927               21,503           12,639
07/31/1999         13,664               21,469           12,428
10/31/1999         13,138               22,092           12,557
01/31/2000         12,858               22,668           12,485
04/30/2000         13,561               23,679           12,764
07/31/2000         13,628               23,394           13,134
10/31/2000         14,115               23,435           13,463
01/31/2001         14,248               22,464           14,187
04/30/2001         13,400               20,609           14,295
07/31/2001         13,373               20,043           14,810
10/31/2001         12,596               17,602           15,533
01/31/2002         12,835               18,839           15,248
04/30/2002         12,704               18,009           15,360
07/31/2002         11,666               15,310           15,857
10/31/2002         11,760               14,945           16,397

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02* 1-Year -7.56% 5-Year -0.85% Since Inception 2.53%



Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
            Oppenheimer Disciplined    S&P 500    Merrill Lynch Corporate/
           Allocation Fund (Class N)    Index     Government Master Index
03/01/2001        10,000               10,000            10,000
04/30/2001         9,793               10,094             9,968
07/31/2001         9,785                9,817            10,328
10/31/2001         9,210                8,621            10,831
01/31/2002         9,399                9,227            10,633
04/30/2002         9,317                8,821            10,711
07/31/2002         8,570                7,499            11,058
10/31/2002         8,642                7,320            11,435

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02* 1-Year -7.09% Since Inception -8.38%

The performance information for both indices in the graphs begins on 12/31/92 for Class A, 9/30/95 for Class B, 4/30/96 for Class C and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                   9 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES


In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                  10 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                            Financial Statements
                                                                     Pages 12-37



                  11 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                      Market Value
                                                             Shares     See Note 1
===================================================================================
Common Stocks--52.2%
-----------------------------------------------------------------------------------
Consumer Discretionary--8.9%
-----------------------------------------------------------------------------------
Automobiles--1.5%
Harley-Davidson, Inc.                                        30,600   $  1,600,380
-----------------------------------------------------------------------------------
Leisure Equipment & Products--0.3%
Mattel, Inc.                                                 19,900        365,364
-----------------------------------------------------------------------------------
Media--1.9%
Fox Entertainment Group, Inc., A Shares 1                    41,200      1,005,692
-----------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference             52,900      1,045,833
                                                                      -------------
                                                                         2,051,525

-----------------------------------------------------------------------------------
Multiline Retail--2.5%
Costco Wholesale Corp. 1                                     35,800      1,214,694
-----------------------------------------------------------------------------------
Kohl's Corp. 1                                               25,300      1,478,785
                                                                      -------------
                                                                         2,693,479
-----------------------------------------------------------------------------------
Specialty Retail--1.6%
Bed Bath & Beyond, Inc. 1                                    48,850      1,732,221
-----------------------------------------------------------------------------------
Textiles & Apparel--1.1%
Nike, Inc., Cl. B                                            24,700      1,165,593
-----------------------------------------------------------------------------------
Consumer Staples--1.4%
-----------------------------------------------------------------------------------
Food & Drug Retailing--1.1%
Walgreen Co.                                                 34,500      1,164,375
-----------------------------------------------------------------------------------
Tobacco--0.3%
Philip Morris Cos., Inc.                                      9,300        378,975
-----------------------------------------------------------------------------------
Energy--1.7%
-----------------------------------------------------------------------------------
Energy Equipment & Services--0.3%
Noble Corp. 1                                                10,800        349,056
-----------------------------------------------------------------------------------
Oil & Gas--1.4%
Ashland, Inc.                                                10,000        262,500
-----------------------------------------------------------------------------------
BP plc, ADR                                                  32,700      1,257,315
                                                                      -------------
                                                                         1,519,815

-----------------------------------------------------------------------------------
Financials--12.6%
-----------------------------------------------------------------------------------
Banks--2.2%
Bank of America Corp.                                        25,300      1,765,940
-----------------------------------------------------------------------------------
Wachovia Corp.                                               18,000        626,220
                                                                      -------------
                                                                         2,392,160

-----------------------------------------------------------------------------------
Diversified Financials--5.6%
Capital One Financial Corp.                                  10,000        304,700
-----------------------------------------------------------------------------------
Citigroup, Inc.                                              11,777        435,160
-----------------------------------------------------------------------------------
Franklin Resources, Inc.                                     33,300      1,098,567
-----------------------------------------------------------------------------------
Freddie Mac                                                  25,193      1,551,385
-----------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                     7,200        273,240



                  12 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                      Market Value
                                                             Shares     See Note 1
-----------------------------------------------------------------------------------
Diversified Financials Continued
SLM Corp.                                                    23,169   $  2,380,383
                                                                      -------------
                                                                         6,043,435

-----------------------------------------------------------------------------------
Insurance--4.8%
Allstate Corp.                                               15,800        628,524
-----------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                  13,300        821,940
-----------------------------------------------------------------------------------
American International Group, Inc.                           22,300      1,394,865
-----------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                       4,500        177,750
-----------------------------------------------------------------------------------
MBIA, Inc.                                                   18,700        816,255
-----------------------------------------------------------------------------------
Prudential Financial, Inc. 1                                 20,800        607,360
-----------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A 1                      897         11,975
-----------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1                    1,844         24,931
-----------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                        9,200        700,580
                                                                      -------------
                                                                         5,184,180

-----------------------------------------------------------------------------------
Health Care--11.1%
-----------------------------------------------------------------------------------
Biotechnology--1.4%
Gilead Sciences, Inc. 1                                      29,000      1,007,460
-----------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                                 10,500        483,210
                                                                      -------------
                                                                         1,490,670

-----------------------------------------------------------------------------------
Health Care Equipment & Supplies--2.0%
Biomet, Inc.                                                 12,200        359,412
-----------------------------------------------------------------------------------
Medtronic, Inc.                                               6,000        268,800
-----------------------------------------------------------------------------------
Stryker Corp.                                                19,900      1,255,690
-----------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                                6,300        303,786
                                                                      -------------
                                                                         2,187,688

-----------------------------------------------------------------------------------
Health Care Providers & Services--4.7%
Aetna, Inc.                                                  21,200        854,360
-----------------------------------------------------------------------------------
AmerisourceBergen Corp.                                      15,100      1,074,365
-----------------------------------------------------------------------------------
Cardinal Health, Inc.                                        12,500        865,125
-----------------------------------------------------------------------------------
HCA, Inc.                                                     5,300        230,497
-----------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                                     27,100        923,297
-----------------------------------------------------------------------------------
McKesson Corp.                                                6,900        205,689
-----------------------------------------------------------------------------------
Service Corp. International 1                                31,700         99,855
-----------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                                     27,375        787,031
                                                                      -------------
                                                                         5,040,219

-----------------------------------------------------------------------------------
Pharmaceuticals--3.0%
Forest Laboratories, Inc. 1                                   6,700        656,533
-----------------------------------------------------------------------------------
Johnson & Johnson                                            27,750      1,630,313
-----------------------------------------------------------------------------------
Pharmacia Corp.                                              21,000        903,000



                  13 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
-----------------------------------------------------------------------------------
Pharmaceuticals Continued
Schering-Plough Corp.                                         5,100   $    108,885
                                                                      -------------
                                                                         3,298,731

-----------------------------------------------------------------------------------
Industrials--4.7%
-----------------------------------------------------------------------------------
Aerospace & Defense--2.3%
Boeing Co.                                                   40,600      1,207,850
-----------------------------------------------------------------------------------
Lockheed Martin Corp.                                        22,300      1,291,170
                                                                      -------------
                                                                         2,499,020

-----------------------------------------------------------------------------------
Commercial Services & Supplies--1.9%
Concord EFS, Inc. 1                                          41,455        591,977
-----------------------------------------------------------------------------------
Republic Services, Inc. 1                                    70,000      1,440,600
                                                                      -------------
                                                                         2,032,577

-----------------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Tyco International Ltd.                                      33,600        485,856
-----------------------------------------------------------------------------------
Machinery--0.1%
Navistar International Corp. 1                                3,300         73,986
-----------------------------------------------------------------------------------
Information Technology--6.0%
-----------------------------------------------------------------------------------
Communications Equipment--1.2%
Geotek Communications, Inc., Series B (Escrowed) 1,2            100             --
-----------------------------------------------------------------------------------
JDS Uniphase Corp. 1,3                                      204,300        459,879
-----------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                             23,500        811,220
                                                                      -------------
                                                                         1,271,099

-----------------------------------------------------------------------------------
Computers & Peripherals--2.3%
Dell Computer Corp. 1                                        33,500        958,435
-----------------------------------------------------------------------------------
Hewlett-Packard Co.                                          57,000        900,600
-----------------------------------------------------------------------------------
International Business Machines Corp.                         3,800        299,972
-----------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                          3,500        207,970
-----------------------------------------------------------------------------------
Pinnacle Systems, Inc. 1                                      8,600        102,254
                                                                      -------------
                                                                         2,469,231

-----------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.3%
California Amplifier, Inc. 1                                     24             88
-----------------------------------------------------------------------------------
Thermo Electron Corp. 1                                      78,100      1,436,259
                                                                      -------------
                                                                         1,436,347

-----------------------------------------------------------------------------------
Software--1.2%
-----------------------------------------------------------------------------------
Microsoft Corp. 1                                            24,800      1,326,056
-----------------------------------------------------------------------------------
Materials--2.8%
-----------------------------------------------------------------------------------
Chemicals--0.5%
FMC Corp. 1                                                  13,300        406,847
-----------------------------------------------------------------------------------
Monsanto Co.                                                  8,751        144,654
                                                                      -------------
                                                                           551,501




                  14 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                      Market Value
                                                             Shares     See Note 1
-----------------------------------------------------------------------------------
Metals & Mining--0.7%
Alcoa, Inc.                                                  35,400   $    780,924
-----------------------------------------------------------------------------------
Paper & Forest Products--1.6%
Sappi Ltd., Sponsored ADR                                   140,700      1,724,982
-----------------------------------------------------------------------------------
Telecommunication Services--2.1%
-----------------------------------------------------------------------------------
Wireless Telecommunication Services--2.1%
AT&T Corp.                                                  171,600      2,237,664
-----------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B 1                   1,899            228
                                                                      -------------
                                                                         2,237,892

-----------------------------------------------------------------------------------
Utilities--0.9%
-----------------------------------------------------------------------------------
Electric Utilities--0.9%
Dominion Resources, Inc.                                     20,700        993,600
                                                                      -------------
Total Common Stocks (Cost $56,848,980)                                  56,540,937

-----------------------------------------------------------------------------------
Other Securities--0.7%
-----------------------------------------------------------------------------------
Nasdaq-100 Unit Investment Trust 1 (Cost $833,185)           28,600        702,130

                                                              Units
-----------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 1,2                100              1
-----------------------------------------------------------------------------------
McCaw International Ltd. Wts., Exp. 4/15/07 1,2                 100              1
-----------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06 1,4        500            170
-----------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/1/07 1,2                516         19,092
                                                                      -------------
Total Rights, Warrants and Certificates (Cost $5,248)                       19,264

                                                          Principal
                                                             Amount
-----------------------------------------------------------------------------------
Asset-Backed Securities--5.3%
-----------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.,
Series 2002-4, Cl. A2B, 1.74%, 1/17/05 2,5                 $540,000        539,975
-----------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Collateralized Mtg. Obligations,
Series 2002-1, Cl. AF1, 2.474%, 10/30/32 2                  280,000        280,000
-----------------------------------------------------------------------------------
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2002-B, Cl. A2, 2.20%, 4/6/05                        330,000        331,231
-----------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Certificates,
Series 2002-D, Cl. A2A, 2.10%, 3/15/05                      600,000        601,855
-----------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
Series 2002-2, Cl. A1, 1.91%, 4/15/07                       337,905        338,431
-----------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Mtg. Obligations,
Series 2002-3, Cl. A2, 2.26%, 12/18/04                      410,000        411,783
-----------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2002-2, Cl. A2, 2.15%, 12/19/05                      300,000        301,125
-----------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 2                    867,514        908,721
-----------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates, Series 2002-1,
Cl. A2, 1.95%, 7/20/05                                      190,000        190,342



                  15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------
Asset-Backed Securities Continued
-----------------------------------------------------------------------------------
MMCA Auto Lease Trust, Auto Retail Installment Contracts,
Series 2002-A, Cl. A2, 1.967%, 5/16/05 2,5               $  280,000   $    280,000
-----------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
Series 2002-C, Cl. A2, 1.94%, 9/15/04 2                     430,000        430,756
-----------------------------------------------------------------------------------
Norse CBO Ltd., Collateralized Bond Obligations, Series 1A, Cl. A3,
6.515%, 8/13/10 2                                           948,887        949,480
-----------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Certificates,
Series 2002-1, Cl. A2, 1.95%, 3/15/05                       130,000        130,259
                                                                      -------------
Total Asset-Backed Securities (Cost $5,643,791)                          5,693,958

-----------------------------------------------------------------------------------
Mortgage-Backed Obligations--19.5%
-----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Mtg.
Pass-Through Participation Certificates:
8%, 4/1/16                                                  397,631        424,485
9%, 8/1/22-5/1/25                                            92,330        102,487
-----------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/26                                               277,045        288,098
6.50%, 11/25/32 6                                        12,000,000     12,435,000
7%, 2/25/22                                               1,052,691      1,122,875
7%, 11/25/32 6                                            2,016,000      2,106,720
7.50%, 1/1/08-6/1/08                                        146,395        155,241
-----------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM, 5.389%, 10/25/23 7        366,055         36,045
-----------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
Series 1999-2, Cl. A3, 6.50%, 4/25/29                       500,000        529,198
-----------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                         465,852        495,223
7.50%, 3/15/09                                              156,239        168,610
8%, 5/15/17                                                 152,704        166,004
8.50%, 8/15/17-12/15/17                                     107,750        118,712
-----------------------------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed Obligations, Series 2002-2,
Cl. 1A1, 1.929%, 1/21/17 5                                  300,000        300,090
-----------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1996-WF1, Cl. A2, 7.328%, 11/15/28 4,5               428,488        441,134
-----------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 1999-16, Cl. A3, 6%, 6/25/29                         500,000        509,063
Series 1999-18, Cl. A2, 6%, 7/25/29                       1,000,000      1,041,085
-----------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
Obligations,  Mtg. Pass-Through Certificates:
Series 2002-AR10, Cl. A1, 2.359%, 10/25/32 2,5              354,042        354,374
Series 2002-AR15, Cl. A1, 2.26%, 12/25/32 2                 340,000        340,000
                                                                      -------------
Total Mortgage-Backed Obligations (Cost $20,729,626)                    21,134,444



                  16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================
U.S. Government Obligations--8.6%
Federal National Mortgage Assn. Unsec. Nts.,
3.625%, 4/15/04 8                                      $  2,000,000  $   2,056,700
-----------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.375%, 8/15/12                                             580,000        602,294
5.375%, 2/15/31                                           1,800,000      1,900,478
7.50%, 11/15/16                                             700,000        902,618
8.75%, 5/15/17                                            1,250,000      1,779,981
-----------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.25%, 8/15/07                                              235,000        240,481
5.75%, 11/15/05                                             790,000        873,845
6.50%, 2/15/10 8                                            800,000        951,051
                                                                      -------------
Total U.S. Government Obligations (Cost $8,466,610)                      9,307,448

===================================================================================
Foreign Government Obligations--0.1%
-----------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $111,228)  110,000        114,812

===================================================================================
Non-Convertible Corporate Bonds and Notes--19.3%
-----------------------------------------------------------------------------------
ABN Amro NA Holding Capital NV, 6.473% Bonds, 12/29/49 4    105,000        104,621
-----------------------------------------------------------------------------------
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29               215,000        235,045
-----------------------------------------------------------------------------------
American International Group, Inc./SunAmerica Global Financing VI,
6.30% Sr. Sec. Nts., 5/10/11 4                              155,000        169,332
-----------------------------------------------------------------------------------
Anthem, Inc., 6.80% Unsec. Unsub. Bonds, 8/1/12             170,000        183,413
-----------------------------------------------------------------------------------
AOL Time Warner, Inc., 6.875% Nts., 5/1/12                  700,000        692,950
-----------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.875% Nts., 10/1/32             35,000         33,573
-----------------------------------------------------------------------------------
AT&T Corp.:
5.625% Nts., 3/15/04                                        550,000        547,462
8% Sr. Nts., 11/15/31                                       350,000        335,344
-----------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07 600,000        531,582
-----------------------------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30                 190,000        193,529
-----------------------------------------------------------------------------------
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06        200,000        205,113
-----------------------------------------------------------------------------------
Bombardier Capital, Inc., 7.30% Nts., 12/15/02 4            190,000        188,184
-----------------------------------------------------------------------------------
Bristol-Myers Squibb Co., 5.75% Nts., 10/1/11               210,000        223,761
-----------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp., 5.90% Sr. Nts., 7/1/12  155,000        165,139
-----------------------------------------------------------------------------------
Cardinal Health, Inc., 4.45% Nts., 6/30/05                  160,000        167,665
-----------------------------------------------------------------------------------
Carolina Power & Light Co., 6.50% Nts., 7/15/12              30,000         31,353
-----------------------------------------------------------------------------------
Cincinnati Gas & Electric Co., 5.70% Nts., 9/15/12           45,000         44,721
-----------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12       120,000        122,873
-----------------------------------------------------------------------------------
Citigroup, Inc.:
6.625% Unsec. Sub. Nts., 6/15/32                            350,000        357,777
7.25% Sub. Nts., 10/1/10                                    210,000        238,327
-----------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05   500,000        499,928
-----------------------------------------------------------------------------------
Comcast Cable Communications, Inc., 8.875% Unsub.
Nts., 5/1/17                                                209,000        216,303
-----------------------------------------------------------------------------------
ConocoPhillips, 3.625% Nts., 10/15/07 4                      70,000         70,030
-----------------------------------------------------------------------------------
Cox Communications, Inc., 7.125% Nts., 10/1/12              135,000        139,728
-----------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 5.75% Nts., 4/15/07 205,000        213,139



                  17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================
Non-Convertible Corporate Bonds and Notes Continued
-----------------------------------------------------------------------------------
Delphi Corp., 6.55% Nts., 6/15/06                          $130,000     $  136,800
-----------------------------------------------------------------------------------
Deutsche Telekom International BV, 8.25% Unsec.
Unsub. Nts., 6/15/05 5                                      205,000        221,086
-----------------------------------------------------------------------------------
Dime Bancorp, Inc., 9.33% Capital Securities,
Series A, 5/6/27                                            240,000        267,494
-----------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10   135,000        151,243
-----------------------------------------------------------------------------------
El Paso Electric Co., 8.25% First Mtg. Bonds,
Series C, 2/1/03                                            500,000        503,510
-----------------------------------------------------------------------------------
EOP Operating LP, 7.75% Unsec. Nts., 11/15/07               145,000        164,583
-----------------------------------------------------------------------------------
Farmers Insurance Exchange, 8.625% Nts., 5/1/24 4           300,000        206,006
-----------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.30% Sr. Nts., 4/1/09   210,000        219,517
-----------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                          150,000        130,838
-----------------------------------------------------------------------------------
Ford Motor Co., 7.45% Bonds, 7/16/31                        360,000        275,719
-----------------------------------------------------------------------------------
Fort James Corp., 6.875% Sr. Nts., 9/15/07                1,000,000        881,048
-----------------------------------------------------------------------------------
France Telecom SA, 8.70% Sr. Unsec. Nts., 3/1/06 5           90,000         96,502
-----------------------------------------------------------------------------------
General Electric Capital Corp., 6% Nts., 6/15/12            285,000        303,303
-----------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.75% Nts., 1/15/06                                         250,000        247,831
6.875% Unsec. Unsub. Nts., 8/28/12                          200,000        181,313
7% Auto Loan Nts., 2/1/12                                   280,000        258,476
-----------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.60% Sr.
Unsec. Nts., 1/15/12                                        120,000        130,649
-----------------------------------------------------------------------------------
GTE North, Inc., 6.73% Debs., Series G, 2/15/28             125,000        115,762
-----------------------------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12                  420,000        356,307
-----------------------------------------------------------------------------------
Household Finance Corp., 8% Sr. Nts., 5/9/05                230,000        216,380
-----------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.625% Sub. Nts., 3/15/12          115,000        123,456
-----------------------------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 4                                          165,000        171,843
7.90% Nts., 7/2/10 4                                        105,000        121,734
-----------------------------------------------------------------------------------
Kraft Foods, Inc., 6.50% Bonds, 11/1/31                     155,000        165,032
-----------------------------------------------------------------------------------
Kroger Co. (The), 6.75% Nts., 4/15/12                       370,000        402,706
-----------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.625% Nts., 1/18/12         80,000         86,969
-----------------------------------------------------------------------------------
Lockheed Martin Corp., 8.20% Nts., 12/1/09                  120,000        145,518
-----------------------------------------------------------------------------------
MBNA America Bank NA, 6.625% Sub. Nts., 6/15/12             180,000        174,510
-----------------------------------------------------------------------------------
Metropolitan Life Global Funding I, 4.75% Nts., 6/20/07     230,000        241,711
-----------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Nts., 10/1/12 4 265,000        260,928
-----------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                          155,000        168,746
-----------------------------------------------------------------------------------
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25 4         1,000,000      1,048,056
-----------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12     125,000        125,093
-----------------------------------------------------------------------------------
New England Telephone & Telegraph Co., 7.875%
Debs., 11/15/29                                              90,000         95,237
-----------------------------------------------------------------------------------
News America Holdings, Inc., 7.75% Sr. Unsec.
Debs., 12/1/45                                              373,000        326,802
-----------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10    130,000        126,899
-----------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7% Nts., 9/1/22 4              180,000        157,323
-----------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27            70,000         73,850
-----------------------------------------------------------------------------------
Pharmacia Corp., 6.60% Sr. Unsec. Nts., 12/1/28              75,000         81,675
-----------------------------------------------------------------------------------
PHH Corp., 8.125% Nts., 2/3/03                              500,000        500,042



                  18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================
Non-Convertible Corporate Bonds and Notes Continued
-----------------------------------------------------------------------------------
Philip Morris Cos., Inc., 7.25% Nts., 1/15/03              $420,000     $  423,271
-----------------------------------------------------------------------------------
Progress Energy, Inc., 7.10% Nts., 3/1/11                   155,000        159,163
-----------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 4 170,000        185,175
-----------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 4   250,000        268,028
-----------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                 155,000        166,053
-----------------------------------------------------------------------------------
Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03                265,000        270,552
-----------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.75% Bonds, 8/1/11            110,000        121,597
-----------------------------------------------------------------------------------
Safeway, Inc.:
4.80% Sr. Unsec. Nts., 7/16/07                              170,000        176,528
5.80% Sr. Nts., 8/15/12                                     170,000        178,322
-----------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp.:
6% Unsec. Bonds, 3/20/03                                    140,000        140,246
6.90% Nts., 8/1/03                                          100,000        100,589
-----------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.875% Unsec. Nts., 11/15/06      155,000        168,798
-----------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                   100,000         76,232
-----------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12    700,000        776,920
-----------------------------------------------------------------------------------
Tenet Healthcare Corp., 6.375% Sr. Nts., 12/1/11            165,000        175,014
-----------------------------------------------------------------------------------
Union Carbide Corp., 6.25% Nts., 6/15/03                    150,000        151,597
-----------------------------------------------------------------------------------
Union Pacific Corp., 7.60% Unsec. Nts., 5/1/05              500,000        557,376
-----------------------------------------------------------------------------------
Viacom, Inc., 7.70% Sr. Unsec. Nts., 7/30/10                135,000        158,249
-----------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07   135,000        138,322
-----------------------------------------------------------------------------------
Walt Disney Co., 6.75% Sr. Nts., 3/30/06                    145,000        155,557
-----------------------------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                                        460,000        406,696
7.75% Bonds, 5/15/32 4                                       90,000         88,210
-----------------------------------------------------------------------------------
WellPoint Health Networks, Inc., 6.375% Nts., 1/15/12       110,000        119,049
-----------------------------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04                                 160,000        165,135
                                                                      -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $20,965,393)      20,900,068

===================================================================================
Short-Term Notes--2.0%
-----------------------------------------------------------------------------------
Federal Home Loan Bank,
1.65%, 11/1/02 (Cost $2,150,000)                          2,150,000      2,150,000

===================================================================================
Joint Repurchase Agreements--5.1%
-----------------------------------------------------------------------------------
Undivided interest of 29.68% in joint repurchase
agreement (Market Value $18,754,000) with Zion
Bank/Capital Markets Group, 1.85%, dated 10/31/02,
to be repurchased at $5,567,286 on 11/1/02,
collateralized by U.S. Treasury Bonds, 2.125%,
10/31/04, with a value of $19,178,339 (Cost
$5,567,000)                                               5,567,000      5,567,000
-----------------------------------------------------------------------------------
Total Investments, at Value (Cost $121,321,061)               112.8%   122,130,061
-----------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                         (12.8)   (13,895,401)
                                                         --------------------------
Net Assets                                                    100.0%  $108,234,660
                                                         ==========================



                  19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                         Contracts Expiration  Exercise   Premium Market Value
                   Subject to Call       Date     Price  Received   See Note 1
------------------------------------------------------------------------------

JDS Uniphase Corp.               2    3/24/03     $2.50      $106         $100

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,480,774 or 3.22% of the Fund's net assets as of October 31, 2002.
5. Represents the current interest rate for a variable or increasing rate security.
6. When-issued security to be delivered and settled after October 31, 2002.
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
8. Securities with an aggregate market value of $1,622,757 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.



                  20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


=======================================================================================
Assets
---------------------------------------------------------------------------------------
Investments, at value (cost $121,321,061)--see accompanying statement   $  122,130,061
---------------------------------------------------------------------------------------
Cash                                                                            15,829
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                         710,800
Investments sold                                                               290,873
Shares of capital stock sold                                                    92,713
Other                                                                            1,658
                                                                        ---------------
Total assets                                                               123,241,934

=======================================================================================
Liabilities
---------------------------------------------------------------------------------------
Options written, at value (premiums received $106)--see accompanying statement     100
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $14,516,186 purchased on a when-issued
basis)                                                                      14,791,007
Shares of capital stock redeemed                                                46,106
Shareholder reports                                                             39,131
Directors' compensation                                                         30,979
Daily variation on futures contracts                                            29,156
Transfer and shareholder servicing agent fees                                   26,075
Distribution and service plan fees                                              22,475
Other                                                                           22,245
                                                                        ---------------
Total liabilities                                                           15,007,274

=======================================================================================
Net Assets                                                                $108,234,660
                                                                        ---------------

=======================================================================================
Composition of Net Assets
---------------------------------------------------------------------------------------
Par value of shares of capital stock                                      $      9,349
---------------------------------------------------------------------------------------
Additional paid-in capital                                                 132,351,230
---------------------------------------------------------------------------------------
Undistributed net investment income                                            176,788
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                   (24,950,736)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                       648,029
                                                                          -------------
Net Assets                                                                $108,234,660
                                                                          =============



                  21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued



=======================================================================================
Net Asset Value Per Share
---------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $92,805,690 and 8,026,368 shares of capital stock outstanding)              $11.56
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                    $12.27
---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,204,286 and 1,040,221 shares of capital stock
outstanding)                                                                   $11.73
---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,983,992 and 261,034 shares of capital stock
outstanding)                                                                   $11.43
---------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $240,692 and 20,887 shares of capital stock outstanding)             $11.52



See accompanying Notes to Financial Statements.



                  22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002



===================================================================================
Investment Income
-----------------------------------------------------------------------------------
Interest                                                               $ 2,965,786
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,229)                     592,392
                                                                       ------------
Total investment income                                                  3,558,178

===================================================================================
Expenses
-----------------------------------------------------------------------------------
Management fees                                                            757,734
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    258,615
Class B                                                                    136,465
Class C                                                                     29,608
Class N                                                                        795
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    266,932
Class B                                                                     40,517
Class C                                                                      8,811
Class N                                                                        641
-----------------------------------------------------------------------------------
Shareholder reports                                                         52,401
-----------------------------------------------------------------------------------
Accounting service fees                                                     15,000
-----------------------------------------------------------------------------------
Directors' compensation                                                      7,290
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                    321
-----------------------------------------------------------------------------------
Other                                                                       19,030
                                                                       ------------
Total expenses                                                           1,594,160
Less reduction to custodian expenses                                          (321)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                                                 (3,263)
                                                                       ------------
Net expenses                                                             1,590,576

===================================================================================
Net Investment Income                                                    1,967,602

===================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                   (9,930,085)
Closing of futures contracts                                              (878,870)
Closing and expiration of option contracts written                          41,756
                                                                       ------------
Net realized loss                                                      (10,767,199)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                              1,737,740
Translation of assets and liabilities denominated in foreign currencies        168
                                                                       ------------
Net change                                                               1,737,908
                                                                       ------------
Net realized and unrealized loss                                        (9,029,291)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                   $(7,061,689)
                                                                       ============




See accompanying Notes to Financial Statements.



                  23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
===================================================================================
Operations
-----------------------------------------------------------------------------------
Net investment income                                   $  1,967,602  $  2,654,379
-----------------------------------------------------------------------------------
Net realized loss                                        (10,767,199)  (13,176,727)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       1,737,908    (5,224,834)
                                                        ---------------------------
Net decrease in net assets resulting from operations      (7,061,689)  (15,747,182)

===================================================================================
Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                   (2,252,545)   (2,498,703)
Class B                                                     (179,379)     (195,117)
Class C                                                      (40,660)      (40,745)
Class N                                                       (3,372)          (10)

===================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from capital stock transactions:
Class A                                                  (11,878,838)  (15,345,653)
Class B                                                   (1,491,347)   (1,061,078)
Class C                                                      322,450      (637,673)
Class N                                                      276,606         1,730

===================================================================================
Net Assets
-----------------------------------------------------------------------------------
Total decrease                                           (22,308,774)  (35,524,431)
-----------------------------------------------------------------------------------
Beginning of period                                      130,543,434   166,067,865
                                                        ---------------------------
End of period [including undistributed net investment
income of $176,788 and $685,142, respectively]          $108,234,660  $130,543,434
                                                        ===========================



See accompanying Notes to Financial Statements.



                  24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS


Class A     Year Ended October 31            2002      2001      2000      1999      1998
==========================================================================================
Per Share Operating Data
------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 12.54   $ 14.23   $ 15.03   $ 15.45   $ 16.81
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .22       .26       .44       .44       .45
Net realized and unrealized gain (loss)      (.94)    (1.69)      .68      (.01)      .45
                                          ------------------------------------------------
Total from investment operations             (.72)    (1.43)     1.12       .43       .90
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.26)     (.26)     (.44)     (.44)     (.45)
Distributions from net realized gain           --        --     (1.48)     (.41)    (1.81)
                                          ------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.26)     (.26)    (1.92)     (.85)    (2.26)
------------------------------------------------------------------------------------------
Net asset value, end of period             $11.56    $12.54    $14.23    $15.03    $15.45
                                           ===============================================

==========================================================================================
Total Return, at Net Asset Value 1          (5.86)%  (10.12)%    8.27%     2.62%     5.93%
------------------------------------------------------------------------------------------

==========================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $ 92,806  $112,864  $144,244  $258,159  $298,558
------------------------------------------------------------------------------------------
Average net assets (in thousands)        $104,415  $128,477  $172,514  $293,677  $268,715
------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        1.73%     1.88%     2.88%     2.72%     2.96%
Expenses                                     1.21%     1.19%     1.11%     1.04%     1.04% 3
------------------------------------------------------------------------------------------
Portfolio turnover rate                       193%      164%       34%      122%       97%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                  25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  Continued


Class B     Year Ended October 31            2002      2001      2000      1999      1998
==========================================================================================
Per Share Operating Data
------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 12.72   $ 14.43   $ 15.20   $ 15.62   $ 16.99
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .11       .15       .30       .31       .36
Net realized and unrealized gain (loss)      (.94)    (1.70)      .73        --       .43
                                          ------------------------------------------------
Total from investment operations             (.83)    (1.55)     1.03       .31       .79
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
------------------------------------------------------------------------------------------
Dividends from net investment income         (.16)     (.16)     (.32)     (.32)     (.35)
Distributions from net realized gain           --        --     (1.48)     (.41)    (1.81)
                                          ------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.16)     (.16)    (1.80)     (.73)    (2.16)
------------------------------------------------------------------------------------------
Net asset value, end of period             $11.73    $12.72    $14.43    $15.20    $15.62
                                           ===============================================

==========================================================================================
Total Return, at Net Asset Value 1          (6.61)%  (10.79)%    7.48%     1.84%     5.10%
------------------------------------------------------------------------------------------

==========================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)  $12,204   $14,770   $17,892   $23,522   $21,754
------------------------------------------------------------------------------------------
Average net assets (in thousands)         $13,639   $16,569   $19,643   $24,648   $14,235
------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        0.94%     1.14%     2.12%     1.97%     2.19%
Expenses                                     2.00%     1.94%     1.87%     1.80%     1.80% 3
------------------------------------------------------------------------------------------
Portfolio turnover rate                       193%      164%       34%      122%       97%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                  26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class C     Year Ended October 31            2002      2001      2000      1999      1998
==========================================================================================
Per Share Operating Data
------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 12.41   $ 14.08   $ 14.88   $ 15.31   $ 16.70
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .13       .13       .28       .32       .37
Net realized and unrealized gain (loss)      (.94)    (1.64)      .72      (.01)      .40
                                          ------------------------------------------------
Total from investment operations             (.81)    (1.51)     1.00       .31       .77
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.17)     (.16)     (.32)     (.33)     (.35)
Distributions from net realized gain           --        --     (1.48)     (.41)    (1.81)
                                          ------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.17)     (.16)   (1.80)     (.74)    (2.16)
------------------------------------------------------------------------------------------
Net asset value, end of period             $11.43    $12.41    $14.08    $14.88    $15.31
                                           ===============================================

==========================================================================================
Total Return, at Net Asset Value 1          (6.64)%  (10.76)%    7.44%     1.84%     5.10%
------------------------------------------------------------------------------------------

==========================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $2,984    $2,893    $3,931    $5,719    $4,824
------------------------------------------------------------------------------------------
Average net assets (in thousands)          $2,961    $3,280    $4,255    $5,876    $2,861
------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        0.93%     1.14%     2.13%     1.97%     2.18%
Expenses                                     2.00%     1.94%     1.86%     1.80%     1.80% 3
------------------------------------------------------------------------------------------
Portfolio turnover rate                       193%      164%       34%      122%       97%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                  27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  Continued


Class N     Year Ended October 31                                     2002      2001 1
=======================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.52   $ 13.74
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .16       .12
Net realized and unrealized loss                                      (.91)    (1.20)
                                                                   --------------------
Total from investment operations                                      (.75)    (1.08)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.25)     (.14)
Distributions from net realized gain                                    --        --
                                                                   --------------------
Total dividends and/or distributions
to shareholders                                                       (.25)     (.14)
---------------------------------------------------------------------------------------
Net asset value, end of period                                      $11.52    $12.52
                                                                   ====================

=======================================================================================
Total Return, at Net Asset Value 2                                   (6.17)%   (7.90)%
---------------------------------------------------------------------------------------

=======================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                              $241        $2
---------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $160        $1
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                 1.28%     1.04%
Expenses                                                              1.60%     1.68%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                                193%      164%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                  28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS




--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining



                  29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
substantially fully invested. As of October 31, 2002, the Fund had entered into when-issued purchase commitments of $14,516,186.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                  30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $3,093 and payments of $4,585 were made to retired directors, resulting in an accumulated liability of $30,424 as of October 31, 2002.
   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008       $   167,496
                              2009        13,696,976
                              2010        10,218,293
                                         -----------
                              Total      $24,082,765
                                         ===========
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



                  31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
1. Significant Accounting Policies Continued
The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $2,475,956        $2,734,575
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                           ----------------------------
                 Total                     $2,475,956        $2,734,575
                                           ============================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


                 Undistributed net investment income  $    176,788
                 Accumulated net realized loss         (24,950,736)
                 Net unrealized appreciation               648,029
                                                      ------------
                 Total                                $(24,125,919)
                                                      ============
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                  32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
2. Shares of Capital Stock
The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
Class A
Sold                           628,916  $  7,576,816        453,469   $  6,078,435
Dividends and/or
distributions reinvested       174,069     2,175,432        182,218      2,404,510
Redeemed                    (1,777,767)  (21,631,086)    (1,772,576)   (23,828,598)
                            -------------------------------------------------------
Net decrease                  (974,782) $(11,878,838)    (1,136,889)  $(15,345,653)
                            =======================================================

-----------------------------------------------------------------------------------
Class B
Sold                           220,549  $  2,710,789        229,496   $  3,127,331
Dividends and/or
distributions reinvested        13,413       171,302         13,741        184,308
Redeemed                      (354,813)   (4,373,438)      (322,213)    (4,372,717)
                            -------------------------------------------------------
Net decrease                  (120,851) $ (1,491,347)       (78,976)  $ (1,061,078)
                            =======================================================

-----------------------------------------------------------------------------------
Class C
Sold                           101,338  $  1,207,406         63,616   $    848,633
Dividends and/or
distributions reinvested         3,185        39,488          3,008         39,397
Redeemed                       (76,698)     (924,444)      (112,706)    (1,525,703)
                            -------------------------------------------------------
Net increase (decrease)         27,825  $    322,450        (46,082)  $   (637,673)
                            =======================================================

-----------------------------------------------------------------------------------
Class N
Sold                           108,852  $  1,331,998            131   $      1,730
Dividends and/or
distributions reinvested           134         1,621             --             --
Redeemed                       (88,230)   (1,057,013)            --             --
                            -------------------------------------------------------
Net increase                    20,756  $    276,606            131   $      1,730
                            =======================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $216,983,384 and $220,483,280, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $122,350,018 was composed of:

                     Gross unrealized appreciation  $ 6,376,349
                     Gross unrealized depreciation   (6,596,306)
                                                    -----------
                     Net unrealized depreciation    $  (219,957)
                                                    ===========



                  33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
3. Purchases and Sales of Securities Continued
The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                Aggregate       Class A   Concessions   Concessions   Concessions   Concessions
                Front-End     Front-End    on Class A    on Class B    on Class C    on Class N
            Sales Charges Sales Charges        Shares        Shares        Shares        Shares
               on Class A   Retained by   Advanced by   Advanced by   Advanced by   Advanced by
Year Ended         Shares   Distributor Distributor 1 Distributor 1 Distributor 1 Distributor 1
-----------------------------------------------------------------------------------------------
October 31, 2002 $100,924       $63,284        $7,439       $65,199        $8,315        $1,759

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
Year Ended              Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
October 31, 2002               $300       $40,714         $1,530           $775




                  34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $258,615, all of which were paid by the Distributor to recipients, and included $129,116 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                    Total Payments Amount Retained      Expenses  of Net Assets
                        Under Plan  by Distributor    Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan              $136,465        $106,578      $522,569           4.28%
Class C Plan                29,608           7,083        93,429           3.13
Class N Plan                   795             739            42           0.02

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.



                  35 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
5. Futures Contracts Continued
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                        Unrealized
                            Expiration   Number of  Valuation as of   Appreciation
Contract Description             Dates   Contracts October 31, 2002 (Depreciation)
-----------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 2 yr.     12/27/02          9        $1,936,547      $  13,422
U.S. Treasury Nts., 10 yr.    12/19/02          3           344,156          5,922
                                                                         ----------
                                                                            19,344
                                                                         ----------
Contracts to Sell
U.S. Long Bonds               12/19/02         36         3,983,625        (38,117)
U.S. Treasury Nts., 5 yr.     12/19/02         63         7,165,266       (142,211)
                                                                         ----------
                                                                          (180,328)
                                                                         ----------
                                                                         $(160,984)
                                                                         ==========


================================================================================
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.



                  36 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2002 was as follows:

                                        Call Options
                             ------------------------
                             Number of     Amount of
                             Contracts      Premiums
-----------------------------------------------------
Options outstanding as of
October 31, 2001                    --     $      --
Options written                    539       107,296
Options closed or expired         (457)      (87,763)
Options exercised                  (80)      (19,427)
                             ------------------------
Options outstanding as of
October 31, 2002                     2     $     106
                             ========================


================================================================================
7. Illiquid or Restricted Securities
As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2002 was $4,102,400, which represents 3.79% of the Fund's net assets, of which zero is considered restricted. Information concerning restricted securities is as follows:

                                                         Valuation
                           Acquisition                       as of    Unrealized
Security                          Date    Cost    October 31, 2002  Depreciation
--------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)             1/4/01    $400                 $--          $400


================================================================================
8. Bank Borrowings
Effective November 13, 2001, the Fund no longer participated in an agreement with other Oppenheimer funds in an unsecured line of credit with a bank. The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%.
   The Fund had no borrowings outstanding during the year ended October 31, 2002.



                  37 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

INDEPENDENT AUDITORS' REPORT




================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Disciplined Allocation Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Denver, Colorado
November 21, 2002



                  38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited



================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends paid by the Fund during the fiscal year ended October 31, 2002 which are not designated as capital gain distributions should be multiplied by 25.289% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                  39 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

SHAREHOLDER MEETING  Unaudited


================================================================================
On September 24, 2002, a special shareholder meeting of the Fund was held at which all of the nominees for Director of Oppenheimer Series Fund, Inc. (the "Corporation") on behalf of its series, Oppenheimer Disciplined Allocation Fund were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:
--------------------------------------------------------------------------------
Proposal No. 1
The following eleven persons were elected to serve as Director of the Corporation 1 until their successors are elected and shall qualify:

Nominee                                For              Against               Total
-----------------------------------------------------------------------------------
Leon Levy                   13,583,623.209          476,148.281      14,059,771.490
Donald W. Spiro             13,633,611.516          426,159.974      14,059,771.490
John V. Murphy              13,659,242.576          400,528.914      14,059,771.490
Robert G. Galli             13,614,810.277          444,961.213      14,059,771.490
Phillip A. Griffiths        13,664,597.884          395,176.606      14,059,771.490
Benjamin Lipstein           13,617,938.322          441,833.168      14,059,771.490
Elizabeth B. Moynihan       13,655,782.047          403,989.443      14,059,771.490
Kenneth A. Randall          13,648,925.235          410,846.255      14,059,771.490
Edward V. Regan             13,664,856.007          394,915.483      14,059,771.490
Russell S. Reynolds, Jr.    13,645,375.820          414,395.670      14,059,771.490
Clayton K. Yeutter          13,646,989.416          412,782.074      14,059,771.490

1. The Fund, along with Oppenheimer Value Fund (the "Funds"), are series of the Corporation. Therefore the Funds have the same Board of Directors and the voting results for the election of Directors reflects the combined vote of the shares of both funds.

                For        Against           Abstain  Broker Non-Votes            Total
---------------------------------------------------------------------------------------
Proposal No. 2
2(a). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to purchasing restricted or illiquid securities:
      4,572,754.678    604,230.531       728,878.703       423,892.000    6,329,755.912

2(b). Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:
      4,495,581.898    749,012.743       661,269.272       423,891.999    6,329,755.912

2(c). Elimination of the fundamental investment policy with respect to investing in a company of the purpose of exercising control:
      4,555,392.503    790,870.827       559,600.582       423,892.000    6,329,755.912

2(d). Elimination of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, and amendment of the fundamental policy with respect to commodities and real estate:
      4,793,328.229    420,545.145       691,990.538       423,892.000    6,329,755.912

2(e). Elimination of the fundamental investment policy with respect to entering in reverse repurchase agreements:
      4,450,522.458    748,734.617       706,606.837       423,892.000    6,329,755.912

2(f). Elimination of the fundamental investment policy with respect to investing in securities of foreign issuers:
      4,530,253.177    776,083.427       599,527.308       423,892.000    6,329,755.912

2(g). Amendment of the fundamental investment policy with respect to industry concentration:
      4,678,913.818    451,123.035       775,827.059       423,892.000    6,329,755.912




                  40 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

2(h). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to investing in other investment companies:
      4,639,219.989    494,631.941       772,011.982       423,892.000    6,329,755.912

2(i). Elimination of the fundamental investment policy with respect to writing, purchasing or selling puts, calls of combinations thereof:
      4,485,896.058    668,096.366       751,871.488       423,892.000    6,329,755.912

2(j). Amendment of the fundamental investment policy with respect to borrowing:
      4,440,245.708    685,980.278       779,637.927       423,891.999    6,329,755.912

2(k). Elimination of the fundamental investment policy with respect to ledging, mortgaging or hypothecating of assets:
      4,448,449.774    731,485.079       725,929.059       423,892.000    6,329,755.912

2(l). Amendment of the fundamental investment policy with respect to lending:
      4,572,510.124    576,751.531       756,602.256       423,892.001    6,329,755.912

2(m). Amendment of the fundamental investment policy with respect to iversification:
      5,048,240.943    319,411.154       537,211.815       424,892.000    6,329,755.912



                  41 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS


============================================================================================
Name, Age, Position(s) Held     Principal Occupation(s) During Past 5 Years / Other
with Fund and Length            Trusteeships/Directorships Held by Director / Number of
of Service                      Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below is 6803 S.
DIRECTORS                       Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation,
                                retirement, death or removal.

Leon Levy, Chairman of          General Partner (since 1982) of Odyssey Partners, L.P.
the Board of Directors          (investment partnership) and Chairman of the Board (since
(since 1985)                    1981) of Avatar Holdings, Inc. (real estate development).
Age: 77                         Oversees 31 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly
Director (since 1993)           Vice Chairman (October 1995-December 1997) of
Age: 69                         OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,           The Director (since 1991) of the Institute for Advanced
Director (since 1999)           Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                         Lumonics and a member of the National Academy of Sciences
                                (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research
                                Triangle Institute, Raleigh, N.C., and a Professor of
                                Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,              Professor Emeritus of Marketing, Stern Graduate School of
Director (since 1985)           Business Administration, New York University. Oversees 31
Age: 79                         portfolios in the OppenheimerFunds complex.

Joel W. Motley,                 Director (January 2002-present), Columbia Equity Financial
Director (since 2002)           Corp. (privately-held financial adviser); Managing Director
Age: 50                         (January 2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following
                                positions: Managing Director (January 1998-December 2001),
                                Carmona Motley Hoffman Inc. (privately-held financial
                                adviser); Managing Director (January 1992-December 1997),
                                Carmona Motley & Co. (privately-held financial adviser).
                                Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,          Author and architectural historian; a trustee of the Freer
Director (since 1992)           Gallery of Art and Arthur M. Sackler Gallery (Smithsonian
Age: 73                         Institute), Trustees Council of the National Building
                                Museum; a member of the Trustees Council, Preservation
                                League of New York State. Oversees 31 portfolios in the
                                OppenheimerFunds complex.



Kenneth A. Randall,             A director of Dominion Resources, Inc. (electric utility
Director (since 1985)           holding company) and Prime Retail, Inc. (real estate
Age: 75                         investment trust); formerly a director of Dominion Energy,
                                Inc. (electric power and oil & gas producer), President and
                                Chief Executive Officer of The Conference Board, Inc.
                                (international economic and business research) and a
                                director of Lumbermens Mutual Casualty Company, American
                                Motorists Insurance Company and American Manufacturers
                                Mutual Insurance Company. Oversees 31 portfolios in the
                                OppenheimerFunds complex.




                  42 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Edward V. Regan,                President, Baruch College, CUNY; a director of RBAsset (real
Director (since 1993)           estate manager); a director of OffitBank; formerly Trustee,
Age: 72                         Financial Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute, Bard College,
                                Chairman of Municipal Assistance Corporation for the City of
                                New York, New York State Comptroller and Trustee of New York
                                State and Local Retirement Fund. Oversees 31 investment
                                companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,       Chairman (since 1993) of The Directorship Search Group, Inc.
Director (since 1989)           (corporate governance consulting and executive recruiting);
Age: 70                         a life trustee of International House (non-profit
                                educational organization), and a trustee (since 1996) of the
                                Greenwich Historical Society. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Donald W. Spiro, Vice           Chairman Emeritus (since January 1991) of OppenheimerFunds,
Chairman of the Board of        Inc. (the Manager). Formerly a director (January 1969-August
Directors (since 1985)          1999) of the Manager. Oversees 31 portfolios in the
Age: 76                         OppenheimerFunds complex.

Clayton K. Yeutter,             Of Counsel (since 1993), Hogan & Hartson (a law firm). Other
Director (since 1991)           directorships: Caterpillar, Inc. (since 1993) and
Age: 71                         Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in the
                                OppenheimerFunds complex.



============================================================================================
INTERESTED DIRECTOR             The address of Mr. Murphy in the chart below is 498 Seventh
AND OFFICER                     Avenue, New York, NY 10018. Mr. Murphy serves for an
                                indefinite term, until his resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June
President and Director          2001) and President (since September 2000) of the Manager;
(since 2001)                    President and a director or trustee of other Oppenheimer
Age: 53                         funds; President and a director (since July 2001) of
                                Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a
                                holding company subsidiary of the Manager; a director (since
                                November 2001) of OppenheimerFunds Distributor, Inc., the
                                Fund's distributor; Chairman and a director (since July
                                2001) of Shareholder Services, Inc. and of Shareholder
                                Financial Services, Inc., transfer agent subsidiaries of the
                                Manager; President and a director (since July 2001) of
                                OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following
                                investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001), HarbourView
                                Asset Management Corporation and OFI Private Investments,
                                Inc. (since July 2001); President (since November 1, 2001)
                                and a director (since July 2001) of Oppenheimer Real Asset
                                Management, Inc.; a director (since November 2001) of
                                Trinity Investment Management Corp. and Tremont Advisers,
                                Inc., investment advisory affiliates of the Manager;
                                Executive Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company, the Manager's
                                parent company; a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that holds the
                                shares of David L. Babson &Company, Inc.); formerly, Chief
                                Operating Officer (from September 2000 to June 2001) of the
                                Manager; President and trustee (from November 1999 to
                                November 2001) of MML Series Investment Fund and MassMutual
                                Institutional Funds, open-end investment companies; a
                                director (from September 1999 to August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive Officer and
                                director (from September 1999 to August 2000) of MML Bay
                                State Life Insurance Company; a director (from June 1989 to
                                June 1998) of Emerald Isle Bancorp and Hibernia Savings
                                Bank, a wholly-owned subsidiary of Emerald Isle Bancorp.
                                Oversees 69 portfolios in the OppenheimerFunds complex.




                  43 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Continued

============================================================================================
OFFICERS                        The address of the Officers in the chart below is as
                                follows: for Messrs. Bartlett, Leavy, Manioudakis, and Zack,
                                498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803
                                S. Tucson Way, Centennial, CO 80112-3924. Each Officer
                                serves for an annual term or until his or her earlier
                                resignation, death or removal.

Bruce Bartlett,                 Senior Vice President (since January 1999) of the Manager.
Vice President                  Prior to joining the Manager in April, 1995, he was a Vice
(since 2000)                    President and Senior Portfolio Manager at First of America
Age: 52                         Investment Corp. (September 1986 - April 1995). an officer of 6 portfolios in the OppenheimerFunds complex.

Christopher Leavy,              Senior Vice President (since September 2000) of the Manager;
Vice President                  prior to joining the Manager in September 2000, he was a
(since 2000)                    portfolio manager of Morgan Stanley Dean Witter Investment
Age: 31                         Management (from 1997) prior to which he was a portfolio
                                manager and equity analyst of Crestar Asset Management (from
                                1995). An officer of 5 portfolios in the OppenheimerFunds
                                complex.

Angelo Manioudakis,             Senior Vice President of the Manager (since April 2002);
Vice President                  formerly Executive Director and portfolio manager for
(since 2002)                    Miller, Anderson & Sherrerd, a division of Morgan Stanley
Age: 35                         Investment Management (August 1993-April 2002). An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal Financial  the Manager; Treasurer (since March 1999) of HarbourView
and Accounting Officer          Asset Management Corporation, Shareholder Services, Inc.,
(since 1999)                    Oppenheimer Real Asset Management Corporation, Shareholder
Age: 43                         Financial Services, Inc., Oppenheimer Partnership Holdings,
                                Inc., OFI Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (since May 2000) and OFI Institutional
                                Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the
                                OppenheimerFunds complex.




                  44 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)          (since February 2002) of the Manager; General Counsel and a
Age: 54                         director (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November
                                2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since November
                                2001) of Shareholder Services, Inc., Shareholder Financial
                                Services, Inc., OFI Private Investments, Inc., Oppenheimer
                                Trust Company and OFI Institutional Asset Management, Inc.;
                                General Counsel (since November 2001) of Centennial Asset
                                Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                                and a director (since November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary (since November
                                2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate
                                General Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium Funds plc
                                (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.



MANAGEMENT AND OTHER AFFILIATES

A Series of Oppenheimer Series Fund, Inc.
================================================================================
Investment Advisor            OppenheimerFunds, Inc.

================================================================================
Distributor                   OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors          KPMG LLP

================================================================================
Legal Counsel                 Mayer Brown Rowe & Maw



(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



                  45 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

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RA0205.001.1002   December 30, 2002